2002 TARGET TERM TRUST INC.




                                                                January 14, 1997

Dear Shareholder,

We are pleased to present you with the annual report for 2002 Target Term Trust Inc. (the "Trust") for the year ended November 30, 1996.

GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------
    After exceptional performance during most of 1995, 1996 was, for the most part, a difficult year for fixed income investors. Early in the year, accelerating economic growth, reflected in strong employment, retail sales and investment spending numbers, as well as a surprisingly robust housing sector, combined to convince the market that, contrary to initial expectations, the Federal Reserve Board (the "Fed") might move to raise interest rates. This sentiment prevailed throughout most of the year, persistently unsettling a jittery bond market. Toward the end of the fiscal year, however, a moderating economy fueled investors' perception that the Fed would maintain a neutral stance. This in turn helped bolster the bond market for a short period of time, as evidenced by the decline of the yield on the 30-year Treasury bond, a benchmark of bond market performance, by 56 basis points, ending at 6.36% on November 30, 1996 versus 6.92% on September 30,
1996 (when bond yields decrease, prices generally increase). Long term, we believe 1997 will be a year of continued slow economic growth and moderate inflation, both of which are fundamentally positive for the bond markets. Shorter term, with the subsequent correction in yields in December 1996 and January 1997 from late summer's brief rally, we will be focusing on early signs of first quarter economic growth to potentially identify a buying opportunity.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
    For the 12-month period ended November 30, 1996, the Trust achieved a total return of 10.11% based on the Trust's net asset value (NAV) and 8.07% based on the Trust's market value on November 30, 1996. During the same period, the Trust's benchmark, a U.S. Treasury note with a coupon of 6.375% maturing on August 15, 2002, had a total return of 4.83%. As of November 30, 1996, the Trust's net asset value per share was $14.88, while its share price on the New York Stock Exchange was $12.63. During the year ended November 30, 1996, the Trust paid dividends totaling $.8616 per share.
   The Trust's substantial outperformance relative to its benchmark during the


                                       [GRAPH]

ANNUAL REPORT




FUND PROFILE

GOAL:
To return $15 per
share to investor on or
about November 30,
2002, while providing
high monthly income

PORTFOLIO MANAGER:
Sharmin
Mossavar-Rahmani,
Goldman Sachs Funds
Management LP

TOTAL NET ASSETS:
$117 million as of
November 30, 1996

DIVIDEND PAYMENT:
Monthly


period reflects investors' preference for yield-enhanced products, such as mortgage-backed and asset-backed securities. This trend has resulted in higher total returns for these sectors, which the Trust emphasizes, compared with U.S. Treasuries. The Trust's collateralized mortgage obligation (CMO) investments performed particularly well relative to other sectors.
    The Trust's largest allocation as of November 30, 1996 was in CMOs, which accounted for 66.4% of the portfolio, up from 63.4% a year ago. CMOs are mortgage-backed securities that are created by segregating the cash flows from a pool of mortgages into a variety of maturity classes. Although the broad CMO market was fairly valued relative to equal-duration Treasuries during most of the year, the Trust's sub-advisor, Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), used its extensive research to identify specific securities that presented attractive investment opportunities. Specifically, the Trust emphasized sequential-pay (34.0%) and mezzanine (13.2%) CMOs, which generally offer relatively stable cash flows compared with other mortgage-backed security sectors.
    Adjustable rate mortgage securities (ARMs) represented 14.9% of the portfolio as of November 30, 1996, up from 12.9% a year ago. The Trust focused on AAA-rated, non-agency, single-family issues, which offered income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector as yields on long-term bonds dipped below 6%, but ARMs subsequently strengthened when yield started to rise during the first quarter of 1996 and mortgage prepayment fears faded. For the period as a whole, the Trust benefited from its ARM investments.
    Agency pass-throughs, an 13.3% position as of November 30, 1996, offered more attractive yields than most of the other high-quality fixed income sectors. The portfolio emphasized "seasoned" (older) mortgages because they typically have lower prepayment risk than recently issued mortgages. (Homeowners who did not refinance their mortgages in prior periods of lower rates are less likely to refinance in the future.) Similar to ARMs, agency pass-throughs also suffered from a high level of mortgage prepayment activity, but improved when long-term rates rose sharply early in the year. Over the course of the year, these securities contributed to the Trust's positive performance.
    The portfolio also included a small allocation in mortgage derivative securities (2.7% as of November 30, 1996) in order to benefit from their yield enhancement and potential incremental price return relative to Treasuries. These included a "combo" of interest-only (IO) and principal-only (PO) CMOs. When IOs are held in combination with POs, they can produce a position with a similar risk profile as fixed-rate pass-through securities, but with a higher yield. In addition, the portfolio held small positions in planned amortization (PAC) IO and inverse floaters (3.3%), which performed well.
    During the period the Trust also added an asset-

2002 TARGET TERM TRUST INC.                                        ANNUAL REPORT





backed security (ABS), which represented 3.2% of the portfolio as of November 30, 1996. The ABS sector consists of short-term, high credit quality issues primarily backed by credit card debt, automobile loans and other receivables. Many of these issues, including the Trust's ABS position, are AAA-rated, and we believe offer attractive incremental yields over Treasuries.
    One final note: as of November 30, 1996, the Trust bought back 26.7% of its outstanding shares under its continuing share repurchase program, which was initiated on July 10, 1995.


OUTLOOK
--------------------------------------------------------------------------------
    In general, the Trust's managers maintain a cautiously optimistic view of the mortgage-backed securities market in the near term. Management will continue to identify specific areas within the CMO market that present attractive relative value opportunities, which it expects to exploit through its extensive research. Within the ARM sector, spreads are expected to remain stable due to declining prepayment fears. In addition, within the agency pass-through market, management will continue to use its proprietary Tactical Trading Model to seek out interesting intra-sector investments. Finally, as always, the Trust's managers will actively reallocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ Margo N. Alexander                           /s/ Sharmin Mossavar-Rahmani

MARGO N. ALEXANDER                               SHARMIN MOSSAVAR-RAHMANI
President,                                       Chief Investment Officer,
Mitchell Hutchins Asset Management Inc.          Domestic Fixed Income,
                                                 Goldman Sachs Funds
                                                  Management, L.P.

                     2002 TARGET TERM TRUST INC.

               PORTFOLIO OF INVESTMENTS                        NOVEMBER 30, 1996

PRINCIPAL
 AMOUNT                                                                         INTEREST
  (000)                                                    MATURITY DATES        RATES         VALUE
---------                                               --------------------   ----------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
CERTIIFICATES - 11.22%
 $ 4,736     GNMA....................................   01/15/23 to 07/15/23       7.500 %  $  4,825,940
     156     GNMA....................................         09/15/18             9.000         167,318
   4,000     GNMA TBA................................           TBA                7.000       4,069,530
   2,000     GNMA TBA................................           TBA                7.500       2,030,000
   2,000     GNMA TBA................................           TBA                8.000       2,063,760
                                                                                            ------------
Total Government National Mortgage Association
Certificates
  (cost--$12,977,680)................................
                                                                                              13,156,548
                                                                                            ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIIFICATES
- 1.73%
   2,000     FHLMC TBA (cost--$2,022,656)............           TBA                7.500       2,026,260
                                                                                            ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIIFICATES -
6.78%
     995     FNMA....................................         03/01/26             6.500         966,357
   1,974     FNMA....................................         02/01/26             7.000       1,961,525
   3,825     FNMA ARM................................         08/01/22             7.565       3,996,807
   1,000     FNMA TBA................................           TBA                7.500       1,021,560
                                                                                            ------------
Total Federal National Mortgage Association
Certificates
  (cost--$7,861,355).................................
                                                                                               7,946,249
                                                                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 89.19%
   5,400     FHLMC Series 164, Class B2, B3 & B9.....         07/15/21             9.500       5,712,999
   8,336+    FHLMC Series 174, Class Z...............         08/15/21            10.000       9,337,673
   2,448+    FHLMC Series 1629, Class QC.............         12/15/23            10.000 *     2,033,950
   3,942+    FHLMC Series 1645, Class B..............         01/15/08             5.500       3,665,639
   6,000+    FHLMC Series 1777-A, Class M............         05/15/08             6.500       5,850,000
   5,000+    FHLMC Series 1784, Class PG.............         09/15/23             8.000       5,222,200
   1,771+    FNMA Series 1994-11, Class B............         06/25/18             4.625       1,661,702
   2,628+    FNMA REMIC, Series 1988-12, Class A.....         02/25/18            10.000       2,784,323
   6,520     CMC Securities Corporation, Series
               1992-A, Class A12.....................         10/25/22             7.400       6,511,832
   6,084+    CMC Securities Corporation, Series
               1992-B, Class B11.....................         11/25/23             7.375       6,079,985
   5,753     CMC Securities Corporation, Series
               1993-C, Class C3......................         04/25/08             9.552       6,080,234
   8,752     CMC Securities Corporation, Series
               1993-E, Class S10.....................         11/25/08             6.500       8,468,386
   6,384     Collateralized Mortgage Obligation
               Trust, Series 64, Class Z.............         11/20/20             9.000       7,104,655
      37     Countrywide Mortgage Trust, Series
               1993-1, Class 3.......................         04/25/23             7.600          37,332
   6,896     Countrywide Mortgage Backed Securities
               Incorporated, Series 1994-C, Class
               A9....................................         03/25/24             6.500       6,617,018
  11,032     First Boston Mortgage Securities
               Corporation, Series 1993-1A, Class
               1A....................................         04/25/06             7.400      11,408,056
   6,308+    Housing Securities Incorporated, Series
               1994-1, Class A13.....................         03/25/09             6.500       6,018,587
   2,668     Prudential Home Mortgage Securities
               Corporation, Series 1992-42, Class
               A2....................................         01/25/08             6.250       2,663,932
   3,562+    Residential Funding Mortgage Securities
               Incorporated, Series 1992-S32, Class
               A16...................................         09/25/22             7.750       3,612,960
   2,138+    Structured Asset Securities Corporation,
               Series 1993-C1, Class A1A.............         10/25/24             6.600       2,138,570
   1,627     Structured Asset Securities Corporation,
               Series 1995-3A, Class 1A1.............         01/28/24             7.000       1,586,242
                                                                                            ------------
Total Collateralized Mortgage Obligations
(cost--$100,557,100).................................                                        104,596,275
                                                                                            ------------

                  2002 TARGET TERM TRUST INC.

PRINCIPAL
 AMOUNT                                                                         INTEREST
  (000)                                                    MATURITY DATES        RATES         VALUE
---------                                               --------------------   ----------   ------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS*
- 22.08%

 $ 4,354     DLJ Mortgage Acceptance Corporation,
               Series 1996-Q5, Class A1..............         06/25/26             6.000 %  $  4,350,836

   3,270     DLJ Mortgage Acceptance Corporation,
               Series 1996-Q6, Class A1..............         07/25/26             6.000       3,267,915

   3,040     Housing Securities Incorporated, Series
               1992-5, Class A.......................         06/25/22             7.358       3,093,693

   3,785     Resolution Trust Corporation, Series
               1992-16 Class A4......................         08/25/22             7.513       3,851,145

   1,569     Ryland Mortgage Securities Corporation,
               Series 1991-17, Class A1..............         10/25/21             6.801       1,575,111

   2,282     Ryland Mortgage Securities Corporation,
               Series 1992-L9, Class A2..............         07/25/22             7.486       2,306,409

   2,015+    Ryland Mortgage Securities Corporation,
               Series 1992-L10, Class A..............         08/25/22             7.499       2,031,624

   2,660     Salomon Brothers Mortgage Securities
               VII, Series 1996-3, Class 1A2.........         06/25/26             5.943       2,662,022

   2,731+    Saxon Mortgage Securities Corporation,
               Series 1993-1, Class A1...............         02/25/23             7.577       2,760,042
                                                                                            ------------
Total Adjustable Rate Collateralized Mortgage
Obligations
  (cost--$25,746,346)................................
                                                                                              25,898,797
                                                                                            ------------

STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS - 8.93%

      57     FNMA REMIC Trust, Series 1991-G-15,
               Class S***............................         06/25/21            27.244 (1)    1,188,340

   3,000+    FNMA REMIC Trust, Series 1991-G-35,
               Class N**.............................         10/25/21             7.557 (1)    2,340,000

      20     FNMA REMIC Trust, Series 1992-G-44,
               Class GA***...........................         05/25/03            14.600 (1)      670,000

  12,824+    FNMA REMIC Trust, Series, 1993-101,
               Class A***............................         06/25/08             7.000       1,346,545

   3,652+    FNMA REMIC, Series 151, Class 2***......         07/25/22             9.500       1,031,731

       9     Structured Asset Securities Corporation,
               Series 1992-M1, Class A3***...........         11/25/07            11.000 (1)    3,300,012

       9     Structured Asset Securities Corporation,
               Series 1992-M1, Class A4***...........         11/25/07            11.000 (1)      600,002
                                                                                            ------------
Total Stripped Collateralized Mortgage Obligations
(cost--$10,219,863)..................................                                         10,476,630
                                                                                            ------------

ASSET-BACKED SECURITIES - 4.78%

   5,550     Discover Card Master Trust I Series
               1996-4, Class A
               (cost $5,550,838).....................         10/16/13             5.758 *     5,602,448
                                                                                            ------------

                  2002 TARGET TERM TRUST INC.

PRINCIPAL
 AMOUNT                                                                         INTEREST
  (000)                                                    MATURITY DATE          RATE         VALUE
---------                                               --------------------   ----------   ------------
REPURCHASE AGREEMENT - 3.10%
 $ 3,641     Repurchase Agreement dated 11/29/96,
               with Morgan Stanley Group
               Incorporated, collateralized by
               $3,325,000 U.S. Treasury Notes, 7.875%
               due 11/15/04; proceeds: $3,642,690
               (cost-- $3,641,000)...................         12/02/96             5.570 %  $  3,641,000
                                                                                            ------------
TOTAL INVESTMENTS
  (cost--$168,576,838)--147.81%......................                                        173,344,207
Liabilities in excess of other assets--(47.81)%......                                        (56,067,839)
                                                                                            ------------
NET ASSETS--100.00%..................................                                       $117,276,368
                                                                                            ------------
                                                                                            ------------

------------------------------
ARM -- Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of November 30, 1996.

TBA -- (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

REMIC -- Real Estate Mortgage Investment Conduit

*   Floating Rate Securities

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Lehman Brothers, maturing December 2, 1996) and/or futures transactions.

(1)  Interest rate represents the annualized yield at date of purchase.

FUTURES CONTRACTS

                                                                                           UNREALIZED
  NUMBER OF                                                    IN                         APPRECIATION
  CONTRACTS               CONTRACTS TO DELIVER            EXCHANGE FOR  EXPIRATION DATE   (DEPRECIATION)
-------------   ----------------------------------------  ------------  ----------------  ------------
        117     30 year United States Treasury Bond.....   $13,454,261       Mar 97        $ (103,114)
        179     90 day Eurodollar.......................   $41,907,040  Dec 96 to Dec 98     (315,160)
                                                                                          ------------
                                                                                             (418,274)
                                                                                          ------------

                          CONTRACTS TO RECEIVE
                ----------------------------------------
        355     5 year United States Treasury Note......   $37,789,244  Dec 96 to Mar 97      672,475
         74     10 year United States Treasury Note.....   $8,200,593        Mar 97            52,720
                                                                                          ------------
                                                                                              725,195
                                                                                          ------------
                                                                                           $  306,921
                                                                                          ------------
                                                                                          ------------

                 See accompanying notes to financial statements

                  2002 TARGET TERM TRUST INC.

               STATEMENT OF ASSETS AND LIABILITIES             NOVEMBER 30, 1996

ASSETS
Investments in securities, at value (cost--$168,576,838)............................................  $173,344,207
Receivable for investments sold.....................................................................     7,178,679
Interest receivable.................................................................................     1,229,168
Variation margin receivable.........................................................................        37,763
Deferred organizational expenses....................................................................        48,771
Other assets........................................................................................        25,694
                                                                                                      ------------
Total assets........................................................................................   181,864,282
                                                                                                      ------------

LIABILITIES
Payable for reverse repurchase agreements...........................................................    45,850,000
Payable for investments purchased...................................................................    18,322,673
Payable for interest on reverse repurchase agreements...............................................       204,809
Payable for fund shares repurchased.................................................................        85,827
Payable to investment adviser and administrator.....................................................        67,174
Accrued expenses and other liabilities..............................................................        57,431
                                                                                                      ------------
Total liabilities...................................................................................    64,587,914
                                                                                                      ------------

NET ASSETS
Capital Stock--$0.001 par value; total authorized 200,000,000 shares; 7,883,067 shares issued and
  outstanding.......................................................................................   115,001,176
Undistributed net investment income.................................................................     3,664,609
Accumulated net realized losses from investments and futures transactions...........................    (6,463,707)
Net unrealized appreciation of investments and futures transactions.................................     5,074,290
                                                                                                      ------------
Net assets applicable to shares outstanding.........................................................  $117,276,368
                                                                                                      ------------
                                                                                                      ------------
Net asset value per share...........................................................................        $14.88
                                                                                                      ------------
                                                                                                      ------------

                 See accompanying notes to financial statements

                  2002 TARGET TERM TRUST INC.

               STATEMENT OF OPERATIONS      FOR THE YEAR ENDED NOVEMBER 30, 1996

INVESTMENT INCOME:
Interest............................................................................................  $13,247,285
                                                                                                      -----------

EXPENSES:
Interest expense....................................................................................    2,356,890
Investment advisory and administration..............................................................      853,256
Legal and audit.....................................................................................      208,137
Reports and notices to shareholders.................................................................      156,771
Custody and accounting..............................................................................      102,587
Amortization of organizational expenses.............................................................       45,000
Transfer agency and service fees....................................................................       36,699
Directors' fees.....................................................................................       12,250
Other expenses......................................................................................       43,839
                                                                                                      -----------
                                                                                                        3,815,429
                                                                                                      -----------
NET INVESTMENT INCOME...............................................................................    9,431,856
                                                                                                      -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...........................................................................    3,158,514
  Futures transactions..............................................................................   (2,305,747)
Net change in unrealized appreciation/depreciation of:
  Investments.......................................................................................   (1,339,485)
  Futures contracts.................................................................................     (197,715)
                                                                                                      -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES.........................................     (684,433)
                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................  $ 8,747,423
                                                                                                      -----------
                                                                                                      -----------

                 See accompanying notes to financial statements

                  2002 TARGET TERM TRUST INC.

               STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FOR THE YEARS
                                                                                      ENDED NOVEMBER 30,
                                                                                  --------------------------
                                                                                      1996          1995
                                                                                  ------------  ------------
FROM OPERATIONS:
Net investment income...........................................................  $  9,431,856  $ 10,617,663
Net realized gains (losses) from investments....................................       852,767    (2,367,754)
Net change in unrealized appreciation/depreciation of investments...............    (1,537,200)   16,774,353
                                                                                  ------------  ------------
Net increase in net assets resulting from operations............................     8,747,423    25,024,262
                                                                                  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................    (7,300,567)   (9,465,902)
                                                                                  ------------  ------------

CAPITAL STOCK TRANSACTIONS:
Cost of fund shares repurchased.................................................   (20,924,583)  (15,366,315)
                                                                                  ------------  ------------
Net increase (decrease) in net assets...........................................   (19,477,727)      192,045

NET ASSETS:
Beginning of year...............................................................   136,754,095   136,562,050
                                                                                  ------------  ------------
End of year (including undistributed net investment income of $3,664,609 and
  $1,533,147, respectively).....................................................  $117,276,368  $136,754,095
                                                                                  ------------  ------------
                                                                                  ------------  ------------

                 See accompanying notes to financial statements

                  2002 TARGET TERM TRUST INC.

               STATEMENT OF CASH FLOWS      FOR THE YEAR ENDED NOVEMBER 30, 1996

CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received...................................................................................  $ 15,745,738
Operating expenses paid.............................................................................    (1,494,178)
Interest paid.......................................................................................    (2,232,683)
Purchase of short-term portfolio investments, net...................................................    (2,617,000)
Purchase of long-term portfolio investments.........................................................  (213,095,198)
Sale of long-term portfolio investments.............................................................   234,417,087
Variation margin paid on futures contracts..........................................................    (2,510,059)
                                                                                                      ------------
Net cash provided from operating activities.........................................................    28,213,707
                                                                                                      ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends and distributions paid to shareholders....................................................    (7,300,567)
Capital stock repurchased...........................................................................   (21,380,140)
Increase in reverse repurchase agreements...........................................................       467,000
                                                                                                      ------------
Net cash used for financing activities..............................................................   (28,213,707)
                                                                                                      ------------
NET CHANGE IN CASH..................................................................................             0
CASH AT BEGINNING OF YEAR...........................................................................             0
                                                                                                      ------------
CASH AT END OF YEAR.................................................................................  $          0
                                                                                                      ------------
                                                                                                      ------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM
  OPERATING ACTIVITIES:
Net increase in net assets resulting from operations................................................  $  8,747,423
                                                                                                      ------------
Decrease in investments, at value...................................................................    21,228,042
Increase in receivable for investments sold.........................................................    (6,129,530)
Decrease in interest receivable.....................................................................     1,397,928
Increase in variation margin receivable.............................................................        (6,597)
Decrease in other assets............................................................................         4,900
Increase in payable for investments purchased.......................................................     2,887,873
Amortization of organizational expenses.............................................................        45,000
Decrease in payable to investment adviser and administrator.........................................       (12,313)
Increase in payable for interest on reverse repurchase agreements...................................       124,207
Decrease in accrued expenses and other liabilities..................................................       (73,226)
                                                                                                      ------------
                                                                                                        19,466,284
                                                                                                      ------------
Net cash provided from operating activities.........................................................  $ 28,213,707
                                                                                                      ------------
                                                                                                      ------------

                 See accompanying notes to financial statements

                NOTES TO FINANCIAL STATEMENTS

             ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

             2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Trust is expected to terminate on or about November 30, 2002. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Trust commenced operations.

             The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

             VALUATION OF INVESTMENTS - Investments in mortgage-backed and U.S. Treasury obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's board of directors. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

             REPURCHASE AGREEMENTS - The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

             FUTURES CONTRACTS - Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

             Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily used financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

             REVERSE REPURCHASE AGREEMENTS - The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

             The average monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 1996 was $40,529,250 at a weighted average interest rate of 5.51%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended November 30, 1996 was $57,000,000.

             DOLLAR ROLLS - The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

             DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment, temporary differences do not require reclassification.

             On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

             CONCENTRATION OF RISK

             The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

             INVESTMENT ADVISER AND ADMINISTRATOR

             The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

             Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs Funds Management, L.P. serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

             INVESTMENTS IN SECURITIES

             For federal income tax purposes, the cost of securities owned at November 30, 1996, was substantially the same as the cost of securities for financial statement purposes.

             At November 30, 1996, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an
 excess of value over cost).......................  $5,027,337
Gross depreciation (from investments having an
 excess of cost over value).......................   (259,968)
                                                    ---------
Net unrealized appreciation of investments........  $4,767,369
                                                    ---------
                                                    ---------

             For the year ended November 30, 1996, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $215,983,071 and $240,546,617, respectively.

             FEDERAL TAX STATUS

             It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal income tax and excise tax.

             At November 30, 1996, the Trust had a net capital loss carryforward of $6,156,787. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire between November 30, 2002 and November 30, 2003. To the extent that such losses are used, as provided in the regulations to offset future net realized capital gains, it is probable that these gains will not be distributed.

             CAPITAL STOCK

             There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,883,067 shares outstanding as of November 30, 1996, Mitchell Hutchins owned 7,173 shares.

             For the year ended November 30, 1996, the Trust repurchased 1,632,800 shares of common stock at an average market price per share of $12.76 and a weighted average discount from net asset value of 10.58% per share. At November 30, 1996, paid-in-capital is net the cost of $36,290,898 of capital stock reacquired.

             For the period July 10, 1995, through November 30, 1995, the Trust repurchased 1,240,800 shares of common stock at an average market price per share of $12.32 and a weighted average discount from net asset value of 11.72% per share.

                  2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                                                          FOR THE PERIOD
                                                                              FOR THE YEARS ENDED        DECEMBER 31, 1992
                                                                                 NOVEMBER 30,            (COMMENCEMENT OF
                                                                        -------------------------------   OPERATIONS) TO
                                                                          1996       1995       1994     NOVEMBER 30, 1993
                                                                        ---------  ---------  ---------  -----------------
Net asset value, beginning of period..................................  $   14.37  $   12.70  $   14.68      $   14.10
                                                                        ---------  ---------  ---------       --------
Net investment income.................................................       1.13*      1.02*      0.93           0.89
Net realized and unrealized gains (losses) from investments...........      (0.05)*      1.36*     (1.90)          0.68
                                                                        ---------  ---------  ---------       --------
Net increase (decrease) in net asset value resulting from investment
  operations..........................................................       1.08       2.38      (0.97)          1.57
                                                                        ---------  ---------  ---------       --------
Dividends from net investment income..................................      (0.86)     (0.90)     (0.96)         (0.84)
Distributions from short-term capital gains...........................     --         --          (0.05)         (0.11)
                                                                        ---------  ---------  ---------       --------
Total dividends and distributions to shareholders.....................      (0.86)     (0.90)     (1.01)         (0.95)
                                                                        ---------  ---------  ---------       --------
Net increase in net asset value resulting from repurchase of common
  stock...............................................................       0.29       0.19     --             --
                                                                        ---------  ---------  ---------       --------
Offering costs charged to capital.....................................     --         --         --              (0.04)
                                                                        ---------  ---------  ---------       --------
Net asset value, end of period........................................  $   14.88  $   14.37  $   12.70      $   14.68
                                                                        ---------  ---------  ---------       --------
                                                                        ---------  ---------  ---------       --------
Per share market value, end of period.................................  $   12.63  $   12.50  $   11.25      $   14.00
                                                                        ---------  ---------  ---------       --------
                                                                        ---------  ---------  ---------       --------
Total investment return(1)............................................       8.07%     19.85%    (12.79)%          5.94%
                                                                        ---------  ---------  ---------       --------
                                                                        ---------  ---------  ---------       --------
Ratios/Supplemental Data:
  Net assets, end of period (000 omitted).............................  $ 117,276  $ 136,754  $ 136,562  $     157,888
  Expenses to average net assets+.....................................       3.13%      3.42%      2.72%          1.79%**
  Net investment income to average net assets.........................       7.74%      7.44%      6.82%          6.67%**
  Portfolio turnover rate.............................................        127%       103%       108%           355%
  Asset coverage++....................................................  $   3,261  $   4,013  $   3,023  $       3,110

------------------------------
 * Calculated using average daily shares outstanding for the year

 ** Annualized

 + This ratio includes 1.93%, 2.50%, 1.82% and 0.91% related to interest expense for the years ended November 30, 1996, 1995 and 1994, and for the period December 31, 1992 to November 30, 1993, respectively, which represents the cost of leverage to the Trust.

 ++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

                  2002 TARGET TERM TRUST INC.

                  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

             The Board of Directors and Shareholders
             2002 Target Term Trust Inc.

             We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of 2002 Target Term Trust Inc. (the "Trust") as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 2002 Target Term Trust Inc. at November 30, 1996, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                             [SIG]

             New York, New York
             January 22, 1997

                  2002 TARGET TERM TRUST INC.

                  TAX INFORMATION

             We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1996), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the period by the Trust were derived from net investment income and are taxable as ordinary income.

             Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

             Because the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1996. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

                  2002 TARGET TERM TRUST INC.

                  GENERAL INFORMATION

                  THE TRUST

             2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $43 billion in assets under management as of December 31, 1996. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.

                  SHAREHOLDER INFORMATION

             The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

                  DISTRIBUTION POLICY

             The Trust has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares acquired under the Plan will be purchased in the open market, on the NYSE, or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Trust will not issue any new shares in connection with the Plan.

DIRECTORS

E. Garrett Bewkes, Jr.            Meyer Feldberg
CHAIRMAN                          George W. Gowen
Margo N. Alexander                Frederic V. Malek
Richard Q. Armstrong              Carl W. Schafer
Richard Burt                      John R. Torell III
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander                Dianne E. O'Donnell
PRESIDENT                              VICE PRESIDENT AND SECRETARY
Victoria E. Schonfeld             Julian F. Sluyters
VICE PRESIDENT                         VICE PRESIDENT AND TREASURER


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THE REPORT.

NOVEMBER 30, 1996



2002 TARGET

TERM TRUST INC.



ANNUAL REPORT



    PAINEWEBBER
1996 PaineWebber Incorporated
    Member SIPC